U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

October 2, 2015

VIA EDGAR TRANSMISSION

United States Securities and Exchange Commission
Division of Investment Management
100 “F” Street, N.E.
Washington, D.C. 20549

RE:	ALLIED ASSET ADVISORS FUNDS (the “Trust”) Securities Act Registration No: 333-30924 Investment Company Act Registration No: 811-09821

Dear Sir or Madam:

Pursuant to Rule 497(j) under the Securities Act of 1933 (the “1933 Act”), as amended, and pursuant to the Investment Company Act of 1940, as amended, and the regulations thereunder, the Trust on behalf of its series, the Iman Fund, (the “Fund”), hereby certifies that the form of Prospectus and Statement of Additional Information that would have been filed under Rule 497(b) or (c) under the 1933 Act would not have differed from that contained in the most recent amendment for the Fund dated September 30, 2015, and filed electronically as Post-Effective Amendment No. 23 to the Trust’s Registration Statement on Form N-1A on September 28, 2015.

        Please note, after Post-Effective Amendment No. 23 was filed, the Fund chose to add new cover pages to its Prospectus and Statement of Additional Information.  The new cover pages reflect aesthetic changes only, and there are no changes in content in the documents as compared to what was filed in Post-Effective Amendment No. 23.  The Prospectus and Statement of Additional Information, along with the new cover pages, will be reflected on the Fund’s website.

Please direct any inquiries regarding this filing to me at (414) 765-6620.  Thank you for your assistance with respect to this matter.

Very truly yours,

/s/ Alia M. Vasquez
Alia M. Vasquez, Esq.
Vice President
For U.S. Bancorp Fund Services, LLC,
as Administrator to the Trust